Subsequent Event	9 Months Ended
Sep. 30, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Event
22.
SUBSEQUENT EVENTS

On October 15, 2024, the Company and GM entered into the GM Investment Agreement to establish a JV for the purpose of funding, developing, constructing and operating Thacker Pass. The JV Transaction will deliver $625 million of cash and letters of credit from GM to Thacker Pass. Under the terms of the Investment Agreement, GM will acquire a 38% asset-level ownership stake in Thacker Pass. GM’s JV Investment is subject to certain conditions precedent, including those related to the DOE Loan. The Company and GM terminated the Tranche 2 Investment Agreement concurrently with the execution of the GM Investment Agreement. GM has agreed to extend its existing Offtake Agreement for up to 100% of production volumes from Phase 1 of Thacker Pass to 20 years to support the expected maturity of the DOE Loan. Upon closing of the JV, GM will also enter into an additional 20-year offtake agreement for up to 38% of Phase 2 production volumes and will retain its existing ROFO on the remaining Phase 2 production volumes.

On October 28, 2024, the Company and the DOE closed the $2.26 billion DOE Loan for financing the construction of processing facilities at Thacker Pass. The Company is required to meet certain conditions precedent in advance of first drawdown of the DOE Loan, including closing the JV Transaction, funding DOE Loan reserve accounts through the GM $195 letter of credit facility, securing additional corporate working capital to fund pre-commissioning general and operating expenses, commissioning costs through production and financing-related fees and expenses and project finance model bring down. The Company is evaluating various financing alternatives to fund corporate working capital prior to first drawdown on the DOE Loan. Financial advisory fees of approximately $7.5 million became payable upon closing of the DOE Loan with an additional amount up to $5 million payable upon the first drawdown of the DOE Loan.